Other Income	6 Months Ended
Jun. 30, 2014
OTHER INCOME [Abstract]
Other Income

NOTE 15 — OTHER INCOME

During the three months ended June 30, 2014, Navios Partners received cash compensation of $ 17,779 from the sale of a defaulted counterparty claim to an unrelated third party. Navios Partners has no continuing obligation to provide any further services to the counterparty and has therefore recognized the entire compensation received immediately in the Statement of Income within the caption of “Other income”.

As of March 25, 2014, the Company terminated the amended credit default insurance policy. In connection with the termination, Navios Partners received compensation of $30,956 (which was received in April 2014). From the total compensation, $1,170 was recorded immediately in the statement of income within the caption of “Revenue”, which represents reimbursements for insurance claims submitted for the period prior to the date of the termination and the remaining amount of $29,786 was recorded immediately in the statement of income within the caption of “Other income”. The Company has no future requirement to repay any of the lump sum cash payment back to the insurance company or provide any further services.

As part of a new suspension agreement entered into in June 2013, Navios Partners agreed to receive an upfront payment of $10,000 covering hire revenues for the suspension period until April 2016. The amount of $10,000 was recognized immediately in the statement of income under the caption of “Other income” since the Company has no future requirements to refund the payment.